EXHIBIT 10.5

                 [Letterhead of SPAR MARKETING SERVICES, INC.]

  MERCHANDISING * MARKETING INTELLIGENCE * DATABASE MARKETING * TELESERVICES *
                                   E-COMMERCE

                  SERVICES DEFINED BY THE RETURN THEY GENERATE

                             ----------------------

THIS IS COUNTERPART NO. 1 OF 3 SERIALLY NUMBERED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                       EQUIPMENT LEASING SCHEDULE NO. 004
                           Dated: as of March 24, 2005
                                (this "Schedule")
                           Incorporating by Reference
               Master Lease Agreement dated as of November 1, 2004
                                     between
                   SPAR Marketing Services, Inc., as "Lessor",
                                       and
                     SPAR Marketing Force, Inc., as "Lessee"
          (as the same may be supplemented or amended from time to time in the manner provided therein the "Master Agreement")


LESSEE AGREES TO LEASE THE HEREIN DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS SCHEDULE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS SET FORTH IN THIS SCHEDULE, WHICH HEREBY INCORPORATES HEREIN BY REFERENCE ALL OF THE TERMS AND PROVISIONS OF THE MASTER AGREEMENT WITH THE SAME FORCE AND EFFECT AS THOUGH FULLY SET FORTH HEREIN.

Rental Commencement  Date:  3/24/05
-----------------------------------


        Purchased From:                                     Cost
        ---------------                                     ----
        SSE Products, Inc.
        d/b/a SSE Technologies/Insight

        105 Handheld Computers Series
        9550 balance, invoice #63718                     $82,727.35


Term:                               36 Months
Lease Rate Factor:                  2.83%
Monthly Rental Payment:             $2,341.18



               USING TOMORROW'S TOOLS TO SOLVE TODAY'S CHALLENGES
--------------------------------------------------------------------------------
                 SPAR MARKETING SERVICES, INC. CORPORATE OFFICE
                  * 580 WHITE PLAINS ROAD *TARRYTOWN, NY 10591
                    Phone 914-332-4100 * Fax 914-332-0741 *
            Email: servingyou@sparinc.com * Website: www.sparinc.com

                 [Letterhead of SPAR MARKETING SERVICES, INC.]

  MERCHANDISING * MARKETING INTELLIGENCE * DATABASE MARKETING * TELESERVICES *
                                   E-COMMERCE

                  SERVICES DEFINED BY THE RETURN THEY GENERATE


THIS SCHEDULE, TOGETHER WITH THE MASTER AGREEMENT AND THE OTHER DOCUMENTS REFERRED TO HEREIN AND THEREIN AND/OR EXECUTED IN CONNECTION HEREWITH OR THEREWITH, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASING OF THE EQUIPMENT. LESSEE ACKNOWLEDGES THAT ON OR BEFORE LESSEE'S EXECUTION AND DELIVERY OF THIS SCHEDULE IT RECEIVED A COPY OF THE PURCHASE ORDER AND OTHER PURCHASE CONTRACTS EVIDENCING THE ACQUISITION OF THE EQUIPMENT BY LESSOR.

` BY EXECUTION OF THIS SCHEDULE, THE UNDERSIGNED CERTIFIES THAT HE/SHE HAS READ THIS SCHEDULE, HAS EXECUTED AND ENTERED INTO THIS SCHEDULE ON BEHALF OF LESSEE AND IS DULY AUTHORIZED TO DO SO



/s/ Robert G. Brown                                   /s/ Charles Cimitile
-----------------------------                         --------------------------
Robert G. Brown                                       Charles Cimitile
Chairman and Chief Executive Officer                  Chief Financial Officer
SPAR Marketing Services, Inc.                         SPAR Marketing Force, Inc.









               USING TOMORROW'S TOOLS TO SOLVE TODAY'S CHALLENGES
--------------------------------------------------------------------------------
                 SPAR MARKETING SERVICES, INC. CORPORATE OFFICE
                  * 580 WHITE PLAINS ROAD *TARRYTOWN, NY 10591
                    Phone 914-332-4100 * Fax 914-332-0741 *
            Email: servingyou@sparinc.com * Website: www.sparinc.com